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Exhibit (a)(1)(B)

Letter of Transmittal

To Tender Shares of Common Stock
of
MEEMIC Holdings, Inc.

Pursuant to the Offer to Purchase Dated December 23, 2002

DESCRIPTION OF SHARES TENDERED

Names and Address(es) of Registered Holder(s)
Please Fill In, If Blank, Exactly As Name(s)
Appear(s) On Share Certificate(s)

PLACE LABEL HERE
Shares Tendered (Attach Additional Signed List If Necessary)
Certificate Number(s)*	Total Number Of Shares Represented By Certificate(s)*	Number Of Share(s) Tendered**

Total Shares:

*
Need not be completed if Shares are delivered by book-entry transfer.

**
Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Tendering Agent are tendered. See Instruction 4.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON THURSDAY, JANUARY 23, 2003, UNLESS THE OFFER IS EXTENDED.

The Tendering Agent for the Offer is:
MELLON INVESTOR SERVICES LLC

By Mail:	By Hand:	By Overnight Courier:
Mellon Investor Services LLC Attn: Reorganization Department P.O. Box 3301 South Hackensack, NJ 07606	Mellon Investor Services LLC 120 Broadway, 13th Floor New York, NY 10271	Mellon Investor Services LLC Mail Stop—Reorg. 85 Challenger Road Ridgefield Park, NJ 07660
By Facsimile Transmission: (For Eligible Institutions Only) (201) 296-4293
Confirm Facsimile by Telephone (201) 296-4860

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE TENDERING AGENT.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is to be used by shareholders of MEEMIC Holdings, Inc. either (a) if certificates for Shares (as such term is defined below) are to be forwarded herewith or (b) unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Tendering Agent at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Offer to Purchase under Section 3. Procedures for Tendering Shares. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders who deliver Shares are referred to herein as "Certificate Shareholders."

        Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Tendering Agent on or prior to the Expiration Date (as defined in the Offer to Purchase under Section 1. Terms of the Offer; Expiration Date) must tender their Shares pursuant to the guaranteed delivery procedures described in the Offer to Purchase under Section 3.

Procedures for Tendering Shares. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE TENDERING AGENT.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE TENDERING AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TENDERING AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

If delivered by Book-Entry Transfer, check box: ☐
Account Number:

Transaction Code Number:

PLEASE INCLUDE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to MEEMIC Holdings, Inc., a Michigan corporation (the "Company"), the above-described shares of common stock, no par value, of the Company (the "Common Stock" or the "Shares"), at a price of $29.00 per Share (the "Purchase Price"), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 23, 2002 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer").

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all of the Shares that are being tendered hereby, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after December 23, 2002 (collectively, "Distributions") and irrevocably constitutes and appoints the Tendering Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company; (ii) present such Shares (and any and all Distributions) for transfer on the Company's books; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Tendering Agent or the Company to be necessary or desirable to complete the sale, assignment, and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Tendering Agent for the account of the Company all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Company will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Company in its sole discretion.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer and this Letter of Transmittal, this tender is irrevocable.

        Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment by the Company pursuant to the Offer, may also be withdrawn at any time after February 21, 2003. See Section 4 of the Offer to Purchase.

        The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment), including the undersigned's representation that the undersigned owns the Shares being tendered. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered hereby.

        The undersigned understands that it is the Company's position (as stated in the Offer to Purchase) that if the undersigned tenders Shares in the Offer or voted to approve the Merger Agreement, the undersigned will waive any rights the undersigned may have to pursue claims against any of the parties to the Merger Agreement, and their officers, directors and representatives, arising from the Offer and related merger and the activities leading to those events.

        Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the Purchase Price of all Shares purchased and/or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of all Shares purchased and/or return any certificate(s) for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the Purchase Price of all Shares purchased and/or return any certificate(s) evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver said check and/or return any such certificate(s) (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

☐	CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.
NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES:

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

              To be completed ONLY if the check for the Purchase Price of Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue:	☐ Check
☐ Share Certificate(s) to:
Name(s):

(Please Print)
Address:

(Include Zip Code)
(Taxpayer Identification or Social Security Number)(See Substitute Form W-9)
☐ Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.
(Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

            To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for Payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail:	☐ Check
☐ Share Certificate(s) to:
Name(s):

(Please Print)
Address:

(Include Zip Code)

IMPORTANT—SHAREHOLDERS SIGN HERE
(ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

(Signatures of Shareholder(s)

Dated:

        (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

(Please Print)
Capacity (Full Title):
(See Instruction 5)
Address:
(Include Zip Code)
Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:
(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name(s):
(Please Print)
Title:

Name of Firm:

Address:
(Include Zip Code)
Area Code and Telephone No.:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the NASDAQ Medallion Signature Program or the Stock Exchanges Medallion Program (each, an "Eligible Institution") In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed by shareholders of MEEMIC Holdings, Inc. if Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, one of the following two alternatives must apply:

          (a)  a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other documents, must be received by the Tendering Agent at one of its addresses set forth above on or prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Tendering Agent at one of such addresses on or prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Tendering Agent on or prior to the Expiration Date, or

          (b)  the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

        Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents to the Tendering Agent on or prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in Section 3 of the Offer to Purchase.

        Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Tendering Agent on or prior to the Expiration Date, and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Tendering Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the NASDAQ is open for business.

        The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Tendering Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant.

        The Notice of Guaranteed Delivery may be delivered by hand to the Tendering Agent, transmitted by telegram or facsimile transmission, or mailed to the Tendering Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

        Notwithstanding any other provision herein, payment for Shares accepted for payment pursuant to the Offer will in all cases be made only after timely receipt by the Tendering Agent of the required documentation. Accordingly, payment might not be made to all tendering Shareholders at the same time, and will depend upon when Share certificates representing, or Book-Entry Confirmations of, such Shares are received into the Tendering Agent's account at the Book-Entry Transfer Facility.

        The signatures on this Letter of Transmittal cover the Shares tendered hereby.

        THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE TENDERING AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

        3.    Inadequate Space.    If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share certificate numbers with respect to such Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

        4.    Partial Tenders and Unpurchased Shares.    If fewer than all the Shares evidenced by any Share certificate delivered to the Tendering Agent are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old Share certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of the Shares tendered herewith. All Shares represented by the certificate(s) listed and delivered to the Tendering Agent will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

        If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any certificates or share powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

        If this Letter of Transmittal or any Share certificate or stock power is signed by the registered holder(s) of the Shares listed and transmitted herewith, no endorsements of certificates of Share certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). SIGNATURES ON ANY SUCH SHARE CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 1.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers may need to be guaranteed by an Eligible Institution. See Instruction 1.

        6.    Stock Transfer Taxes.    The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price of such Shares purchased unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

        7.    Special Payment and Delivery Instructions.    If a check for the Purchase Price of any Shares accepted for payment is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if a check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled Descriptions of Shares Tendered, the appropriate boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

        8.    Irregularities; Waiver of Conditions.    All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer (except as provided in Section 8 of the Offer to Purchase) and any defect or irregularity in the tender of any particular Shares. The Company's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. Unless waived, any defects or irregularities must be cured within such time, as the Company shall determine. None of the Company, the Tendering Agent, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. Tenders shall not be deemed to have been made until all defects and irregularities have been cured or waived.

        9.    Requests for Assistance or Additional Copies.    Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent for the Offer at its address or telephone number set forth below.

        10.    Substitute Form W-9.    In order to avoid "backup withholding" of federal income tax on payments pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Tendering Agent with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such shareholder is not subject to backup withholding.

        Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund may be obtained by the shareholder upon filing an income tax return.

        The shareholder is generally required to give the Tendering Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Tendering Agent will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the

Tendering Agent. However, such amounts will be refunded to such shareholder if a TIN is provided to the Tendering Agent within 60 days.

        Certain shareholders (including, among others, most corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status, a copy of which may be obtained from the Tendering Agent, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        11.    Lost, Destroyed or Stolen Share Certificates.    If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify Mellon Investor Services, LLC, the transfer agent for the Company toll-free at (866) 293-6620 and check the box immediately preceding the special payment/special delivery instructions and indicate the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE TENDERING AGENT ON OR PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE TENDERING AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

        Under Federal income tax law, a shareholder whose tendered Shares are accepted for payment is generally required to provide the Tendering Agent (as payer) with such shareholder's correct taxpayer identification number on the Substitute Form W-9 below. If such shareholder is an individual, the taxpayer identification number is his or her social security number. If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of Part 2 (the Certification box) on the Substitute Form W-9. If the Tendering Agent is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to 30% backup withholding.

        Certain shareholders (including, among others, most corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing exempt across the face of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Tendering Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS (See Instruction 10) PAYER'S NAME: MELLON INVESTOR SERVICES LLC AS TENDERING AGENT

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR
Payer's Request for Taxpayer Identification Number (TIN)	IF AWAITING TIN, PLEASE WRITE "APPLIED FOR" IN BOX AT RIGHT.	Employer Identification Number

Part 3—Awaiting TIN ☐

Part 2—Certification—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)

Signature	Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Tendering Agent by the time of payment, 30% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Tendering Agent within sixty (60) days.

Signature	Date
Name:
(Please Print)
Address:
(Include Zip Code)

        Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Tendering Agent at one of its addresses set forth above. Do not send any tender documents directly to the Company.

        Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

MELLON INVESTOR SERVICES LLC

85 Challenger Road
Ridgefield Park, New Jersey 07660

Call toll-free at (866) 293-6620

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  Exhibit (a)(1)(B)